                                                                   EXHIBIT 10.16

                        [COMMUNITY BANK INDIANOLA LOGO]




AUGUST 29, 2001




George S. Hastings
President
AquaPro Corporation
1100 Highway 3
Sunflower, MS 38778


Dear George,


Community Bank, Indianola is pleased to commit to Aquapro Corporation two revolving lines of credit. The first is in the amount of $1,550,563.00 for the purpose of financing catfish feed purchased from Delta Western. The second is in the amount of $990,787.50 to be used for catfish production. This commitment is contingent on the following terms and conditions:

         1) The notes will be established as a revolving line of credit for the specific and expressed purposes of financing catfish feed purchased from Delta Western to be used to feed Aquapro Corporation and for catfish production from the $1,550,563.00 feed line.

         2) It is understood between Aquapro Corporation, hereinafter referred to as borrower, and Community Bank, Indianola, hereinafter referred to as lender, that borrower may not enter into any other catfish operations involving the production and sale of catfish without prior written consent of the lender. It is further understood that borrower may not pledge any assets described in the security agreement between borrower and lender without prior written consent of the lender.

         3) The security on the loan will be a perfected first lien position on all FishCo stock owned. Minimum number of shares pledged will be 448 shares of FishCo. A first lien position on inventory including fingerlings, food fish, stockers and accounts receivable will also be granted by Aquapro. A first lien position will also be taken on approximately 553 acres of land located in Sunflower County and Leflore County known as Circle Creek and Panther Run and a second lien on 647 acres of land located in Bolivar County. An assignment of $1,000,000 of life insurance taken on George Hastings.

         4) The interest rate charged on both loans will be a fixed rate of 9.65%.

         5)       Both lines of credit will mature on October 15, 2001.

         6) An operating deposit account will be maintained at Community Bank, Indianola by Aquapro. All proceeds from pledged inventory sales and account receivable collection will be deposited into the account and 50% will be applied to the feed line and 50% will be applied to the production line, first to interest and secondly to principal. The maturity date of October 15, 2001 will be considered a review date at which time all financial statements, accounts receivable, accounts payable and fish inventory will be reviewed. At that time, the Bank anticipates a renewal on 30 day increments with the following target dates and feed line and production line paydowns to occur.

                                             FEED LINE      PRODUCTION LINE
                                             ---------      ----------------
                  November 15, 2001          $1,240,000         $792,000
                  December 15, 2001          $  929,500         $594,000
                  January 15, 2002           $  619,000         $396,000
                  February 15, 2002          $  308,500         $198,000
                  March 01, 2002                 -0-               -0-

Noncompliance with the above dates will result in the borrower being required to obtain other outside funding to be applied to the LOC until the stated compliance is achieved. In the event that either line of credit is in compliance and the opposite line of credit, not being in compliance, 100% of proceeds of all sales or accounts receivable, whether being catfish sales or rebates, will be used to pay down the non-compliant line of credit to the targeted amounts listed above. Non compliance with the above terms will constitute a default on both lines of credit and the loans will be due and payable at that time.

         7) By acceptance of this commitment letter, the borrower agrees to comply with all terms and conditions herein.

         8) The personal guarantee of George S. Hastings on the line of credit is required.

         9) Monthly financial statements will be required to be submitted to Community Bank, Indianola by the borrower within three weeks after the close of the accounting period. In addition, borrower is required to submit weekly sales reports listing both the processor sold to and the amount of pounds of fish sold to each processing plant.

        10) As of today's date, there are outstanding taxes due for 2000 on certain parcels of the real estate taken as collateral by Community Bank. These taxes must be paid in full and the receipt delivered to the bank as soon as the correct amount has been determined.

Community Bank, Indianola appreciates the opportunity to provide Aquapro Corporation with this credit facility and I am looking forward to working with you during this exciting time.


Sincerely,

COMMUNITY BANK
/s/ JOSEPH J. RICOTTA

JOSEPH J. RICOTTA
President/CEO


Acceptance

         Intending to be legally bound, the undersigned hereby accepts the foregoing loan commitment.


         Executed this  29th  day of August, 2001.
                      --------


/s/ GEORGE S. HASTINGS
----------------------
GEORGE S. HASTINGS
President
Aquapro Corporation

--------------------------------------------------------------------------------
|AQUAPRO CORPORATION      | COMMUNITY BANK,         |                          |
|1100 HIGHWAY 3           | INDIANOLA, MISSISSIPPI  | Loan Number 4295200      |
|SUNFLOWER MS 38778       | 147 HWY 82E             |             -----------  |
|                         | INDIANOLA, MS 38751     | Date 8/29/01             |
|                         |                         |      ------------------  |
|                         |                         | Maturity Date 10/15/01   |
|                         |                         |               ---------  |
|                         |                         | Loan Amount $990,787.50  |
|                         |         LENDER'S        |             -----------  |
|       BORROWER'S        |     NAME AND ADDRESS    | Renewal of 4288544       |
|    NAME AND ADDRESS     | "You" means the lender, |           -------------  |
|   "I" includes each     |     its successors      |         JJR/LAV          |
|     borrower above,     |       and assigns.      |                          |
| jointly and severally.  |                         |                          |
--------------------------------------------------------------------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of NINE HUNDRED NINETY THOUSAND SEVEN HUNDRED EIGHTY-SEVEN AND 50/100 Dollars $990,787.50

[ ] SINGLE ADVANCE: I will receive all of this principal sum on _______________.
    No additional advances are contemplated under this note.

[X] MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note. On 8/29/01 I will receive the amount of $ _____________________ and future principal advances are contemplated.

      Conditions: The conditions for future advances are UPON CUSTOMER REQUEST AND AT BANK'S DISCRETION

      [X] OPEN END CREDIT: You and I agree that I may borrow up to the maximum principal sum more than one time. This feature is subject to all other conditions and expires on 10/15/01.

      [ ] CLOSED END CREDIT: You and I agree that I may borrow (subject to all other conditions) up to the maximum principal sum only one time.

INTEREST: I agree to pay interest on the outstanding principal balance from 8/29/01 at the rate of 7.650% per year until 10/15/01.

[ ] VARIABLE RATE: This rate may then change as stated below.

       [ ] INDEX RATE: The future rate will be 1.650% ABOVE the following index rate: NEW YORK CONSENSUS PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL

       [ ] NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.

       [ ] FREQUENCY AND TIMING: The rate on this note may change as often as
           DAILY. A change in the interest rate will take effect   DAILY.

       [ ] LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than ______________% or less than _____________%. The rate may not change more than _____________% each _____________.

       EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:

       [ ] The amount of each scheduled payment will change.
       [ ] The amount of the final payment will change.

       [ ] ____________________________________________________________________
ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

       [X] on the same fixed or variable rate basis in effect before maturity
           (as indicated above).

       [ ] at a rate equal to ________________________________________________.

[X] LATE CHARGE: If a payment is made more than 15 days after it is due, I agree to pay a late charge of 4% OF THE PAYMENT OR $5.00 WHICHEVER IS GREATER WITH A MAX. OF $50.00.

[X] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [X] are [ ] are not included in the principal amount above:
FILING FEE 112.50           ATTORNEY FEE                 APPRAISAL FEE

PAYMENTS: I agree to pay this note as follows: DOCUMENTATION 50.00

[X] INTEREST: I agree to pay accrued interest WITH THE PRINCIPAL

[X] PRINCIPAL: I agree to pay the principal AT MATURITY

[ ] INSTALLMENTS: I agree to pay this note in _______ payments. The first payment will be in the amount of $_______________________________ and will be due_________________________________. A payment of $ ________________ will be due_________________________________ thereafter. The final payment of the entire unpaid balance of principal and interest will be due _________________________.

PURPOSE: The purpose of this loan is 2001 PRODUCTION LINE OF CREDIT.

ADDITIONAL TERMS:

       I/WE DO HEREBY AGREE THAT THIS LOAN IS FURTHER SECURED BY D/T COVERING PROPERTY LOCATED IN SUNFLOWER, BOLIVAR AND LEFLORE COUNTIES; ASSN OF FISHCO INC STOCK, BLANKET LIEN ON ALL MISC EQUIPMENT, ASSN OF KEY MAN LIFE INSURANCE POLICY ON GEORGE S HASTINGS, JR AND AN ASSN OF ALL CATFISH/FISH INVENTORY INCLUDING ALL FOOD FISH, STOCKERS AND FINGERLINGS

       SECURITY AGREEMENTS DATED 4/19/01 AND UCC'S FILED IN BOLIVAR COUNTY I 5/8/01;LEFLORE COUNTY 5/8/01. SUNFLOWER COUNTY 5/8/01; WASHINGTON 5/8/01 SEC. OF STATE 5/8/01;
       STATE 5/8/00; S/A DATED 4/20/00 AND UCC'S FILED IN BOLIVAR COUNTY
       I, 5/3/00; LEFLORE COUNTY 5/3/00, SUNFLOWER COUNTY 5/2/00,
       SEC. OF STATE 5/3/00

I AGREE TO PAY A MINIMUM INTEREST CHARGE OF $10.00 IF I PAY THIS LOAN OFF BEFORE YOU HAVE EARNED THAT MUCH INTEREST.


--------------------------------------------------------------------------------
UNIVERSAL NOTE AND SECURITY AGREEMENT                              (page 1 of 3)

                                    SECURITY

SECURITY INTEREST: I give you a security interest in all of the Property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the Property), wherever the Property is or may be located, and all proceeds and products from the Property.

[X] INVENTORY: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

[X] EQUIPMENT: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

[X] FARM PRODUCTS: All farm products including, but not limited to:
    (a) all poultry and livestock and their young, along with their products, produce and replacements;
    (b) all crops, annual or perennial, and all products of the crops; and
    (c) all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.

[X] ACCOUNTS, INSTRUMENTS, DOCUMENTS, CHATTEL PAPER AND OTHER RIGHTS TO
    PAYMENT: All rights I have now and that I may have in the future to the payment of money including, but not limited to:
    (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance. and
    (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable.
        The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.

[X] GENERAL INTANGIBLES: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

[ ] GOVERNMENT PAYMENTS AND PROGRAMS: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASCS).

[X] DEPOSIT ACCOUNTS: All deposit accounts including, but not limited to, demand, time, savings, passbook, and similar accounts.

[X] SPECIFIC PROPERTY DESCRIPTION: The property includes, but is not limited by, the following: Blanket lien on all misc. farm equipment together with all parts, accessories, attachment and replacements thereof and additions thereto and all other goods of the same class whether owned or hereafter acquired by debtor and the proceeds thereof.

If this agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the description of the real estate is:
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

[ ] If checked, file this agreement on the real estate records. Record owner (if not me) ___________________________________________________________________
_______________________________________________________________________________

The Property will be used for a   [ ] personal   [ ] business   [X] agricultural
[ ] ___________________________________________________________________ purpose.

BORROWER/OWNER        STATE OF ORGANIZATION/REGISTRATION:     TN#0192178

                   ADDITIONAL TERMS OF THE SECURITY AGREEMENT

GENERALLY - This agreement secures this note and any other debt I have with you, now or later. However, it will not secure other debts if you fail with respect to such other debts, to make any required disclosure about this security agreement or if you fail to give any required notice of the right of rescission. If property described in this agreement is located in another state, this agreement may also, in some circumstances, be governed by the law of the state in which the Property is located.
OWNERSHIP AND DUTIES TOWARD PROPERTY - I represent that I own all of the Property, or to the extent this is a purchase money security interest I will acquire ownership of the Property with the proceeds of the loan. I will defend it against any other claim. Your claim to the Property is ahead of the claims of any other creditor. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position.
         I will keep books, records and accounts about the Property and my business in general. I will let you examine these records at any reasonable time. I will prepare any report or accounting you request, which deals with the Property.
         I will keep the Property in my possession and will keep it in good repair and use it only for the purpose(s) described on page 1 of this agreement. I will not change this specified use without your express written permission. I represent that I am the original owner of the Property and, if I am not, that I have provided you with a list of prior owners of the Property.
         I will keep the Property at my address listed on page 1 of this agreement, unless we agree I may keep it at another location. If the Property is to be used in another state, I will give you a list of those states. I will not try to sell the Property unless it is inventory or I receive your written permission to do so. If I sell the Property I will have the payment made payable to the order of you and me.
         You may demand immediate payment of the debt(s) if the debtor is not a natural person and without your prior written consent; (1) a beneficial interest in the debtor is sold or transferred, or (2) there is a change in either the identity or number of members of a partnership, or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.
         I will pay all taxes and charges on the Property as they become due. You have the right of reasonable access in order to inspect the Property. I will immediately inform you of any loss or damage to the Property.
         If I fail to perform any of my duties under this security agreement, or any mortgage, deed of trust, lien or other security interest, you may without notice to me perform the duties or cause them to be performed. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your other rights under the law or this security agreement.
PURCHASE MONEY SECURITY INTEREST - For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement: (a) payments on any nonpurchase money loan also secured by this agreement will not be deemed to apply to the Purchase Money Loan, and (b) payments on the Purchase Money Loan will be deemed to apply first to the nonpurchase money portion of the loan, if any, and then to the purchase money obligations in the order which the items of collateral were acquired or if acquired at the same time, in the order selected by you. No security interest will be terminated by application of this formula. "Purchase Money Loan" means any loan the proceeds of which, in whole or in part, are used to acquire any collateral securing the loan and all extensions, renewals, consolidations and refinancing of such loan.
PAYMENTS BY LENDER - You are authorized to pay, on my behalf, charges I am or may become obligated to pay to preserve or protect the secured property (such as property insurance premiums). You may treat those payments as advances and add them to the unpaid principal under the note secured by this agreement or you may demand immediate payment of the amount advanced.
INSURANCE - I agree to buy insurance on the Property against the risks and for the amounts you require and to furnish you continuing proof of coverage. I will have the insurance company name you as loss payee on any such policy. You may require added security if you agree that insurance proceeds may be used to repair or replace the Property. I will buy insurance from a firm licensed to do business in the state where you are located. The firm will be reasonably acceptable to you. The insurance will last until the Property is released from this agreement. If I fail to buy or maintain the insurance (or fail to name you as loss payee) you may purchase it yourself.
WARRANTIES AND REPRESENTATIONS - If this agreement includes accounts, I will not settle any account for less than its full value without your written permission. I will collect all accounts until you tell me otherwise. I will keep the proceeds from all the accounts and any goods which are returned to me or which I take back in trust for you. I will not mix them with any other property of mine. I will deliver them to you at your request. If you ask me to pay you the full price on any returned items or items retaken by myself, I will do so.
         If this agreement covers inventory, I will not dispose of it except in my ordinary course of business at the fair market value for the Property, or at a minimum price established between you and me.
         If this agreement covers farm products I will provide you, at your request, a written list of the buyers, commission merchants or selling agents to or through whom I may sell my farm products. In addition to those parties named on this written list, I authorize you to notify at your sole discretion any additional parties regarding your security interest in my farm products. I remain subject to all applicable penalties for selling my farm products in violation of my agreement with you and the Food Security Act. In this paragraph the terms farm products, buyers, commission merchants and selling agents have the meanings given to them in the Federal Food Security Act of 1985.
REMEDIES - I will be in default on this security agreement if I am in default on any note this agreement secures or if I fail to keep any promise contained in the terms of this agreement. If I default, you have all of the rights and remedies provided in the note and under the Uniform Commercial Code. You may require me to make the secured property available to you at a place which is reasonably convenient. You may take possession of the secured property and sell it as provided by law. The proceeds will be applied first to your expenses and then to the debt. I agree that 10 days written notice sent to my last known address by first class mail will be reasonable notice under the Uniform Commercial Code. My current address is on page 1. I agree to inform you in writing of any change of my address.
FILING - A carbon, photographic or other reproduction of this security agreement or the financing statement covering the Property described in this agreement may be used as a financing statement where allowed by law. Where permitted by law, you may file a financing statement which does not contain my signature, covering the Property secured by this agreement.

                                                                   (page 2 of 3)

                          ADDITIONAL TERMS OF THE NOTE

DEFINITIONS - As used on pages 1 and 2, "[X]" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW - The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS - Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST - Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal sum outstanding at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to in this note (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE - The index will serve only as a device for setting the interest rate on this note. You do not guarantee by selecting this index, or the margin, that the interest rate on this note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers.

POST MATURITY RATE - For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS - If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph on page 2.

MULTIPLE ADVANCE LOANS - If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

SET-OFF - I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

         "Right to receive money from you" means:

         (1) any deposit account balance I have with you;
         (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
         (3) any repurchase agreement or other nondeposit obligation.

         "Any amount due and payable under this "note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

         If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

         You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right to set-off.

DEFAULT - I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the Property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES - If I am in default on this note you have, but are not limited to, the following remedies:

         (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued unpaid charges).
         (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph herein.
         (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
         (4) You may refuse to make advances to me or allow purchases on credit by me.
         (5) You may use any remedy you have under state or federal law.
         (6) You may make use of any remedy given to you in any agreement securing this note.

         By selecting any one or more of these remedies you do not give up your right to use later any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to consider later the event a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES - I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER - I give up my rights to require you to do certain things. I will not require you to:

         (1) demand payment of amounts due (presentment);
         (2) obtain official certification of nonpayment (protest); or
         (3) give notice that amounts due have not been paid (notice of dishonor).

         I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT - I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION - I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.



SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGES 1, 2 AND 3). I have received a copy on today's date.
  AQUAPRO CORPORATION, INC.

By:                     PRESIDENT
---------------------------------         ----------------------------------
      GEORGE S HASTINGS, JR

---------------------------------         ----------------------------------


---------------------------------         ----------------------------------


SIGNATURE FOR LENDER:
----------------------------------------------------------------------------
                                                               (page 3 of 3)

                                                                         4295200

                                 LINE OF CREDIT
                             AUTHORITY TO TRANSFER


To:   COMMUNITY BANK, INDIANOLA, MISSISSIPPI
   --------------------------------------------


I/WE DO HEREBY GIVE AUTHORITY TO THE ABOVE NAMED LENDER THE RIGHT TO MOVE FUNDS FROM THE LINE OF CREDIT REFERENCED BELOW TO COVER EXPENSES OR TO COVER OVERDRAFTS.




LOC LOAN#   4295200
         ----------------------------

ACCOUNT#    519926
        -----------------------------

NAME OF ACCOUNT:   AQUAPRO CORPORATION
                ------------------------------------

----------------------------------------------------




SIGNATURE OF BORROWER(S)

/s/
----------------------------------------------------
AQUAPRO CORPORATION


----------------------------------------------------

|------------------------------------|------------------------------------------|------------------------------------------------|
|       AQUAPRO CORPORATION          |          COMMUNITY BANK,                 |                                                |
|       1100 HIGHWAY 3               |          INDIANOLA, MISSISSIPPI          |        Loan Number           4295275           |
|       SUNFLOWER MS 38778           |          147 HWY 82E                     |                    -------------------         |
|                                    |          INDIANOLA, MS 38751             |        Date                  8/29/01           |
|                                    |                                          |            ---------------------------         |
|                                    |                                          |        Maturity Date        10/15/01           |
|                                    |                                          |                     ------------------         |
|                                    |                                          |        Loan Amount $    1,550,563.00           |
|                                    |                                          |                     ------------------         |
|                                    |                                          |        Renewal of            4288759           |
|     BORROWER'S NAME AND ADDRESS    |         LENDER'S NAME AND ADDRESS        |                  ---------------------         |
|     "I" includes each borrower     |  "You" means the lender, its successors  |               JJR/LAV                          |
|    above, jointly and severally.   |  and assigns.                            |                                                |
|------------------------------------|------------------------------------------|------------------------------------------------|

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of ONE MILLION FIVE HUNDRED FIFTY THOUSAND FIVE
HUNDRED SIXTY-THREE AND NO/100 Dollars      $1,550,563.00

[ ] SINGLE ADVANCE: I will receive all of this principal sum on _____________ .
    No additional advances are contemplated under this note.


[X] MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note. On 8/29/01 I will receive the amount of $ ______________ and future principal advances are contemplated.

      CONDITIONS: The conditions for future advances are UPON CUSTOMER REQUEST AND AT BANK'S DISCRETION.

      [X] OPEN END CREDIT: You and I agree that I may borrow up to the maximum principal sum more than one time. This feature is subject to all other conditions and expires on 10/15/01.

      [ ] CLOSED END CREDIT: You and I agree that I may borrow (subject to all other conditions) up to the maximum principal sum only one time.

INTEREST: I agree to pay interest on the outstanding principal balance from 8/29/01 at the rate of 9.650% per year until 10/15/01.

[ ] VARIABLE RATE: This rate may then change as stated below.

       [ ] INDEX RATE: The future rate will be 1.650% ABOVE the following index rate: NEW YORK CONSENSUS PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL

       [ ] NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.

       [ ] FREQUENCY AND TIMING: The rate on this note may change as often as DAILY.

              A change in the interest rate will take effect DAILY.

       [ ] LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than _______% or less than _______%. The rate may not change more than _______% each ________.

       EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:

       [ ] The amount of each scheduled payment will change.

       [ ] The amount of the final payment will change.

       [ ] ___________________________________________________________________ .

       ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

       [X] on the same fixed or variable rate basis in effect before maturity
           (as indicated above).

       [ ] at a rate equal to ________________________________________________ .

[X] LATE CHARGE: If a payment is made more than 15 days after it is due, I agree to pay a late charge of 4% OF THE PAYMENT OR $5.00 WHICHEVER IS GREATER WITH A MAX. OF $50.00.

[X] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [X] are [ ] are not included in the principal amount above:
       FILING FEE                 ATTORNEY FEE             APPRAISAL FEE

PAYMENTS: I agree to pay this note as follows: DOCUMENTATION   50.00

[X] INTEREST: I agree to pay accrued interest WITH THE PRINCIPAL.

[X] PRINCIPAL: I agree to pay the principal AT MATURITY.

[ ] INSTALLMENTS: I agree to pay this note in _______ payments. The first payment will be in the amount of $ _________ and will be due _____________ . A payment of $ __________ will be due _____________________________________
    thereafter. The final payment of the entire unpaid balance of principal and interest will be due______________________________________________________ .

PURPOSE: The purpose of this loan is 2001 FEED LINE OF CREDIT.

ADDITIONAL TERMS:

       I/WE HEREBY AGREE THAT THIS LOAN IS FURTHER SECURED BY D/T COVERING PROPERTY LOCATED IN SUNFLOWER, LEFLORE & BOLIVAR COUNTIES. ASSN OF ALL CATFISH/FISH INVENTORY INCLUDING ALL FOOD FISH, STOCKERS AND FINGERLINGS. ALL ACCOUNTS, CONTRACT RIGHTS, GENERAL INTANGIBLES AND CHATTEL PAPER NOW IN EXISTENCE OR HEREWITH ACQUIRED, ENTERED INTO OR CREATED AND ALL PROCEEDS. PROCEEDS THEREOF TOGETHER. ASSN OF FISHCO INC STOCK IN THE
       NAME OF AQUA PRO CORPORATION
       ASSN OF KEY MAN LIFE INSURANCE POLICY IN THE AMT OF $1,000,000
       IN THE NAME OF GEORGE S. HASTINGS, JR. S/A DATED 4/20/00 AND UCC'S FILED IN BO.CO I 5/3/00; LEFLORE CO. 5/3/00, SUNFLOWER 5/2/00; SS 5/3/00 S/A &
       UCC'S DATED 8/26/01 IN BOLIVAR I & II, SUNFLOWER, LEFLORE, WASHINGTONE.

       S/A dated 4/19/01 AND UCC'S FILED IN BOLIVAR COUNTY I 5/8/01, LEFLORE COUNTY 5/8/01 SUNFLOWER COUNTY 5/8/01, WASHINGTON 5/8/01, SECRETARY OF STATE 5/8/01

       I AGREE TO PAY A MINIMUM INTEREST CHARGE OF $10.00 IF I PAY THIS LOAN OFF BEFORE YOU HAVE EARNED THAT MUCH INTEREST.


-------------------------------------------------------------------------------
UNIVERSAL NOTE AND SECURITY AGREEMENT                             (page 1 of 3)

                                                              SECURITY

SECURITY INTEREST: I give you a security interest in all of the Property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the Property), wherever the Property is or may be located, and all proceeds and products from the Property.

  [X]  INVENTORY: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used in my business.

  [X]  EQUIPMENT: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

  [X]  FARM PRODUCTS: All farm products including, but not limited to:
       (a) all poultry and livestock and their young, along with their products, produce and replacements;
       (b) all crops, annual or perennial, and all products of the crops; and
       (c) all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.

  [X]  ACCOUNTS, INSTRUMENTS, DOCUMENTS, CHATTEL PAPER AND OTHER RIGHTS TO PAYMENT: All rights I have now and that I may have in the future to the payment of money including, but not limited to:
       (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance, and
       (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable.
       The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.

  [X]  GENERAL INTANGIBLES: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

  [X]  GOVERNMENT PAYMENTS AND PROGRAMS: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program
       (including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASCS).

  [ ]  INVESTMENT PROPERTY: All investment property including, but not limited to, certificated securities, uncertificated securities, securities entitlements, securities accounts, commodity contracts, commodity accounts, and financial assets.

  [X]  Deposit Accounts: All deposit accounts including, but not limited to, demand, time, savings, passbook, and similar accounts.

  [X]  Specific Property Description: The Property includes, but is not limited by, the following:

       ADDITIONAL ADVANCE ON S/A DATED 4/19/01 (4295200) 2ND LIEN POSITION ON 553 ACRES OF LAND; 3RD LIEN POSITION ON APPROX 647
       ACRES OF LAND; 449 SHARES OF FISHCO STOCK; BLANKET LIEN ON ALL EQUIP, AR; ASSN OF LIFE INS POLICY IN THE AMT OF $1,000,000
       IN THE NAME OF GEORGE S. HASTINGS, JR.

If this agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the description of the real estate is:

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
[ ] If checked, file this agreement on the real estate records. Record owner (if not me)
                                                                                         ------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The Property will be used for a  [ ] personal    [ ] business    [X] agricultural    [ ]                                   purpose.
                                                                                         ---------------------------------
BORROWER/OWNER        STATE OF ORGANIZATION/REGISTRATION       TN#0192178

                                             ADDITIONAL TERMS OF THE SECURITY AGREEMENT


GENERALLY - This agreement secures this note and any other debt I have with you, now or later. However, it will not secure other debts if you fail with respect to such other debts, to make any required disclosure about this security agreement or if you fail to give any required notice of the right of rescission. If property described in this agreement is located in another state, this agreement may also, in some circumstances, be governed by the law of the state in which the Property is located.

OWNERSHIP AND DUTIES TOWARD PROPERTY - I represent that I own all of the Property, or to the extent this is a purchase money security interest I will acquire ownership of the Property with the proceeds of the loan. I will defend it against any other claim.
Your claim to the Property is ahead of the claims of any other creditor. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position.

         I will keep books, records and accounts about the Property and my business in general. I will let you examine these records at any reasonable time. I will prepare any report or accounting you request, which deals with the Property.

         I will keep the Property in my possession and will keep it in good repair and use it only for the purpose(s) described on page 1 of this agreement. I will not change this specified use without your express written permission. I represent that I am the original owner of the Property and, if I am not, that I have provided you with a list of prior owners of the Property.

         I will keep the Property at my address listed on page 1 of this agreement, unless we agree I may keep it at another location. If the Property is to be used in another state, I will give you a list of those states. I will not try to sell the
Property unless it is inventory or I receive your written permission to do so. If I sell the Property I will have the payment made payable to the order of you and me.

         You may demand immediate payment of the debt(s) if the debtor is not a natural person and without your prior written consent; (1) a beneficial interest in the debtor is sold or transferred, or (2) there is a change in either the identity or number of members of a partnership, or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.

         I will pay all taxes and charges on the Property as they become due. You have the right of reasonable access in order to inspect the Property. I will immediately inform you of any loss or damage to the Property.

         If I fail to perform any of the duties under this security agreement, or any mortgage, deed of trust, lien or other security interest, you may without notice to me perform the duties or cause them to be performed. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your other rights under the law or this security agreement.

PURCHASE MONEY SECURITY INTEREST - For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement: (a) payments on any nonpurchase money loan also secured by this agreement will not be deemed to apply to the Purchase Money Loan, and (b) payments on the Purchase Money Loan will be deemed to apply first to the nonpurchase money portion of the loan, if any, and then to the purchase money obligations in the order which the items of collateral were acquired or if acquired at the same time, in the order selected by you. No security interest will be terminated by application of this formula. "Purchase Money Loan" means any loan the proceeds of which, in whole or in part, are used to acquire any collateral securing the loan and all extensions, renewals, consolidations and refinancing of such loan.

PAYMENTS BY LENDER - You are authorized to pay, on my behalf, charges I am or may become obligated to pay to preserve or protect the secured property (such as property insurance premiums). You may treat those payments as advances and add them to the unpaid principal under the note secured by this agreement or you may demand immediate payment of the amount advanced.

INSURANCE - I agree to buy insurance on the Property against the risks and for the amounts you require and to furnish you continuing proof of coverage. I will have the insurance company name you as loss payee on any such policy. You may require added security if you agree that insurance proceeds may be used to repair or replace the Property. I will buy insurance from a firm licensed to do business in the state where you are located. The firm will be reasonably acceptable to you. The insurance will last until the Property is released from this agreement. If I fail to buy or maintain the insurance (or fail to name you as loss payee)
you may purchase it yourself.

WARRANTIES AND REPRESENTATIONS - If this agreement includes accounts, I will not settle any account for less than its full value without your written permission. I will collect all accounts until you tell me otherwise. I will keep the proceeds from all the accounts and any goods which are returned to me or which I take back in trust for you. I will not mix them with any other property of mine. I will deliver them to you at your request. If you ask me to pay you the full price on any returned items retaken by myself, I will do so.

         If this agreement covers inventory, I will not dispose of it except in my ordinary course of business at the fair market value for the Property, or at a minimum price established between you and me.

         If this agreement covers farm products I will provide you, at your request, a written list of the buyers, commission merchants or selling agents to or through whom I may sell my farm products. In addition to those parties named on this written list, I authorize you to notify at your sole discretion any additional parties regarding your security interest in my farm products. I remain subject to all applicable penalties for selling my farm products in violation of my agreement with you and the
Food Security Act. In this paragraph the terms farm products, buyers, commission merchants and selling agents have the meanings given to them in the Federal Food Security Act of 1985.

REMEDIES - I will be in default on this security agreement if I am in default on any note this agreement secures or if I fail to keep any promise contained in the terms of this agreement. If I default, you have all of the rights and remedies provided in the note and under the Uniform Commercial Code. You may require me to make the secured property available to you at a place which is reasonably convenient. You may take possession of the secured property and sell it as provided by law. The proceeds will be applied first to your expenses and then to the debt. I agree that 10 days written notice sent to my last known address by first class mail will be reasonable notice under the Uniform Commercial Code. My current address is on page 1. I agree to inform you in writing of any change of my address.

FILING - A carbon, photographic or other reproduction of this security agreement or the financing statement covering the Property described in this agreement may be used as a financing statement where allowed by law. Where permitted by law, you may file a financing statement which does not contain my signature, covering the Property secured by this agreement.

-----------------------------------------------------------------------------------------------------------------------------------
   Any person who signs within this box does so to give you a security interest in the Property described on this page. This person does not promise to pay the note. "I" as used in this security agreement will include the borrower and any person who signs within this box.

   Signed                                                                        Date
          ----------------------------------------------                              ---------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       (page 2 of 3)

                          ADDITIONAL TERMS OF THE NOTE

DEFINITIONS - As used on pages 1 and 2, "[X]" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW - The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS - Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST - Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal sum outstanding at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to in this note (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE - The index will serve only as a device for setting the interest rate on this note. You do not guarantee by selecting this index, or the margin, that the interest rate on this note will be the same rate you charge on any other loans or class of loans yo make to me or other borrowers.

POST MATURITY RATE - For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS - If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph on page 2.

MULTIPLE ADVANCE LOANS - If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

SET-OFF - I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

         "Right to receive money from you" means:

         (1) any deposit account balance I have with you;

         (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and

         (3) any repurchase agreement or other nondeposit obligation.

         "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

         If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

         You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right to set-off.

DEFAULT - I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the Property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES - If I am in default on this note you have, but are not limited to, the following remedies:

         (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued unpaid charges).

         (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph herein.

         (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.

         (4) You may refuse to make advances to me or allow purchases on credit by me.

         (5) You may use any remedy you have under state or federal law.

         (6) You may make use of any remedy given to you in any agreement securing this note.

         By selecting any one or more of these remedies you do not give up your right to use later any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to consider later the event a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES - I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER - I give up my rights to require you to do certain things. I will not require you to:

         (1) demand payment of amounts due (presentment);

         (2) obtain official certification of nonpayment (protest); or

         (3) give notice that amounts due have not been paid (notice of dishonor).

         I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT - I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any porion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION - I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.



SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGES 1 AND
2). I have received a copy on today's date.

    AQUAPRO CORPORATION



BY: /s/ George S. Hastings, Jr.  PRESIDENT
------------------------------------------    ----------------------------------
     GEORGE S. HASTINGS, JR.



------------------------------------------    ----------------------------------



------------------------------------------    ----------------------------------



SIGNATURE FOR LENDER:
                     -----------------------------------------------------------


                                                                   (page 3 of 3)

                                                                         4295275

                                 LINE OF CREDIT
                             AUTHORITY TO TRANSFER


To:   COMMUNITY BANK, INDIANOLA, MISSISSIPPI
   --------------------------------------------


I/WE DO HEREBY GIVE AUTHORITY TO THE ABOVE NAMED LENDER THE RIGHT TO MOVE FUNDS FROM THE LINE OF CREDIT REFERENCED BELOW TO COVER EXPENSES OR TO COVER OVERDRAFTS.




LOC LOAN#   4295275
         ----------------------------

ACCOUNT#    519926
        -----------------------------

NAME OF ACCOUNT:   AQUAPRO CORPORATION
                ------------------------------------

----------------------------------------------------




SIGNATURE OF BORROWER(S)

/s/
----------------------------------------------------
AQUAPRO CORPORATION


----------------------------------------------------